Exhibit 99.2

1 Second Quarter 2020 Earnings Conference Call Second Quarter 2020 Earnings Conference Call August 5, 2020

2 Second Quarter 2020 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of August 5, 2020. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 24-34 of our Form 10-Q filed on May 5, 2020 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Second Quarter 2020 Earnings Conference Call Recap of Second Quarter 2020 Results • Recap of Matson’s 2Q20 results: – Matson’s businesses performed well despite the challenges from the COVID-19 pandemic and related economic effects – Ocean Transportation: • Led primarily by strength in China service including CLX+ vessel charters • Hawaii tradelane volume better-than-expected as we carried a portion of Pasha’s volume due to a dry-docking of one of its vessels • Alaska volume better-than-expected as local economy gradually reopened leading to improved freight demand – Logistics: • Some business lines were challenged by COVID-19 and its related economic effects • Lower YoY contributions from transportation brokerage and freight forwarding

4 Second Quarter 2020 Earnings Conference Call Responding to the New Reality • Operational and financial actions taken in the last few months have helped during this difficult period and led to opportunities – Introduction of CLX+ vessel charters – principally drove the increase in 2Q20 consolidated operating income year-over-year – Initiatives executed during the second quarter: • Moved Daniel K. Inouye to the CLX in late June • Reduced frequency of port calls in neighbor island barge network • Reduced maintenance spend and vendor costs • Reduced or eliminated discretionary costs • Instituted hiring freeze and salary reduction plan – Other initiatives under evaluation or in process: • Terminal consolidation in Tacoma/Seattle (to be completed in 3Q20) • New business opportunities • On track with operational changes and cost management initiatives mentioned on May 5th earnings call – Expect to exceed high end of $40 to $50 million range of operating results improvement • Expect 3Q20 consolidated operating income, net income, diluted EPS and EBITDA to exceed results achieved in 3Q19

5 Second Quarter 2020 Earnings Conference Call Current Priorities • Safeguard employee health and safety • Ensure consistency of Ocean Transportation services and continue to deliver for our Matson Logistics customers • Maintain cost and capital discipline in preparation for an extended downturn – Focused on cash flow and reducing leverage • Complete Hawaii new build program – Matsonia christened on July 2, 2020, delivery on track for 4Q20 • Complete Sand Island phase I – Remains on track for completion in 4Q20 • Complete scrubber program – Fifth vessel of six in the scrubber program is in dry-dock – Remains on track for completion in 4Q20

6 Second Quarter 2020 Earnings Conference Call Hawaii Service Second Quarter 2020 Performance • Container volume decreased 4.0% YoY – Freight volume decline primarily due to near-zero tourism and temporary closure of retail stores – Partially offset by volume from Pasha due in part to the dry-docking of one of its vessels – Westbound container market down approximately 15% YoY • Hawaii economy in significant downturn in 2Q – Impacted by state’s 14-day quarantine for visitors – Difficult environment for tourism-related businesses • Many businesses remained closed – Unemployment hit a historic high Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 Q1 Q2 Q3 Q4 2019 2020 Note: 2Q 2020 volume figure includes volume related to Pasha’s vessel dry-docking. (4.0)%

7 Second Quarter 2020 Earnings Conference Call Hawaii Service – Current Business Trends • Hawaii economy remains challenged by the near-zero tourism due to COVID-19 mitigation efforts – State’s 14-day quarantine for visitors extended at least to August 31 – Environment remains difficult for tourism-related businesses • Majority of hotels remain closed – June unemployment at 13.9%, down from 23.5% in May(1) • Do not expect to carry Pasha volume beyond 2Q20 • July 2020 westbound container volume declined 2.4% YoY (1) Source: http://labor.hawaii.gov/blog/news/hawaiis-unemployment-rate-at-13-9-in-june/

8 Second Quarter 2020 Earnings Conference Call China Expedited Service Second Quarter 2020 Performance • Container volume increased 68.1% YoY • Continued dislocation in air freight markets led to strong demand for Matson’s expedited service – Normal weekly vessels sailed at capacity; higher volume YoY on CLX – Introduced CLX+ vessel charters to supplement regular CLX service given high demand • 7 CLX+ sailings during the quarter • Demand driven by PPE, e-commerce, working-from-home electronics, and other high-demand goods • Daniel K. Inouye moved into the CLX at quarter end to add capacity to regular CLX service Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 Q1 Q2 Q3 Q4 2019 2020 Note: 2Q 2020 volume figure includes volume related to seven CLX+ vessel charters. 68.1%

9 Second Quarter 2020 Earnings Conference Call China Expedited Service Why Matson introduced the CLX+ vessel charters in the second quarter… • Builds upon our successful 15-year track record of operating the CLX Matson will offer this weekly CLX+ service through peak season (end of October) or potentially longer as our customers’ needs dictate. – Long-standing relationships with customers – Relentless focus on on-time freight availability for customers – Cargo from vessel charters offloaded at SSAT-operated Pier A in Long Beach and transloaded on Matson-dedicated chassis to the off-dock facility at Shippers Transport • Unique set of conditions provided Matson this opportunity – Exceptional demand for expedited ocean freight due to supply and demand volatility resulting from COVID-19 pandemic • Dislocation in the transpacific air freight market continued from the first quarter – Low vessel charter rates – Significantly lower fuel costs Port of Long Beach

10 Second Quarter 2020 Earnings Conference Call China Expedited Service – Current Business Trends • Expect continued demand for CLX and CLX+ expedited ocean services as disruption and loss of capacity in the transpacific air cargo and ocean freight markets remain – Increasing demand for e-commerce goods – Rebound in retail-related goods as COVID-19 mitigation efforts continue to ease • Expect CLX and CLX+ vessels to be at capacity in 3Q • Daniel K. Inouye in regular CLX service for full 3Q • July 2020 eastbound container volume increased 125.6% YoY due primarily to CLX+ and higher volume on CLX due to higher capacity of vessels

11 Second Quarter 2020 Earnings Conference Call Guam Service Second Quarter 2020 Performance • Container volume decreased 12.5% YoY – Freight volume decline primarily due to lower demand for retail-related goods as COVID-19 mitigation measures remained in effect – To a lesser extent, reduced tourism to the island had a modest negative impact on freight Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 Q1 Q2 Q3 Q4 2019 2020 (12.5)% Current Business Trends • Improving retail environment as businesses reopen • Challenges remain from loss of tourism • July 2020 westbound container volume increased 8.0% YoY

12 Second Quarter 2020 Earnings Conference Call Alaska Service Second Quarter 2020 Performance • Container volume decreased 9.0% YoY – Lower northbound volume primarily due to: • Lower demand for retail-related goods, as an effect of the state’s COVID-19 mitigation efforts • One less sailing compared to the year ago period – Moderately lower southbound volume • Gradual reopening of local economy in late May and early June improved freight demand – Led to better-than-expected NB volume vs. expectations on May 5th earnings call Container Volume (FEU Basis) Note: 1Q 2020 volume figure includes volume related to a competitor’s vessel dry- docking. 10,000 12,000 14,000 16,000 18,000 20,000 Q1 Q2 Q3 Q4 2019 2020 (9.0)%

13 Second Quarter 2020 Earnings Conference Call Alaska Service – Current Business Trends • Alaska economy remains challenged in the near-term and expect NB volume to be negatively impacted YoY in the 3Q20 – Despite gradual reopening of economy ahead of our other tradelanes, residual negative economic effects remain from COVID-19 pandemic – Reduced tourism activity to impact freight demand – Unemployment at 12.4% in June(1), down from 13.5% in April(2) – Low oil price environment to continue to negatively impact oil exploration and production – July 2020 northbound container volume declined 5.1% YoY • 2020 is the “off” season for the seafood catch; as a result, expect lower SB volume YoY (1) Source: https://labor.alaska.gov/news/2020/news20-26.htm (2) Source: https://labor.alaska.gov/news/2020/news20-19.htm

14 Second Quarter 2020 Earnings Conference Call SSAT Joint Venture Second Quarter 2020 Performance Equity in Income of Joint Venture Note: 2Q 2019 equity in income negatively impacted by the timing of lease accounting. $ 0.0 $ 1.0 $ 2.0 $ 3.0 $ 4.0 $ 5.0 $ 6.0 $ 7.0 $ 8.0 $ 9.0 Q1 Q2 Q3 Q4 $ in millions 2019 2020 Current Business Trends • Some transpacific ocean capacity reinstated, but below normal levels • Lift volume is expected to reflect the speed and recovery of the economy • Terminal joint venture contribution was $3.7 million, $2.8 million higher than last year – Primarily due to absence of additional expense related to the early adoption of lease accounting standard in 2Q19 – Partially offset by lower lift volume

15 Second Quarter 2020 Earnings Conference Call Matson Logistics Second Quarter 2020 Performance Operating Income $ 0.0 $ 2.0 $ 4.0 $ 6.0 $ 8.0 $ 10.0 $ 12.0 Q1 Q2 Q3 Q4 $ in millions 2019 2020 • Operating income decreased $2.4 million YoY to $8.9 million – Lower contributions from transportation brokerage and freight forwarding – Some business lines were challenged by COVID-19 and its related economic effects Current Business Trends • COVID-19 expected to continue to impact retail-related volumes in transportation brokerage and freight forwarding • Intermodal volume picked up in June and has been steady through July coincident with improving trend in U.S. West Coast port volume • Steady business activity in warehousing and supply chain services

16 Second Quarter 2020 Earnings Conference Call Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Includes a non-cash tax expense reversal of $2.9 million resulting from discrete adjustments in applying the provisions of the Tax Cuts and Jobs Act of 2017 (“Tax Act”).

17 Second Quarter 2020 Earnings Conference Call Cash Generation and Uses of Cash ($ 50.0) $ 0.0 $ 50.0 $ 100.0 $ 150.0 $ 200.0 $ 250.0 $ 300.0 $ 350.0 $ 400.0 Cash Flow from Operations Net Borrowings Proceeds from Sale-Leasebacks Maint. Capex New Vessel Capex (1) Dividends Other Cash Flows (2) Net Decrease in Cash $ in millions Last Twelve Months Ended June 30, 2020 $ 281.2 $ 45.5 $ 14.3 ($ 86.8) ($ 205.0) ($ 38.1) ($ 10.2) ($ 21.2) (1) Includes capitalized interest and owner’s items. (2) Includes $18.5 million in financing costs related to Title XI bonds and amendments to debt agreements in the first half of 2020.

18 Second Quarter 2020 Earnings Conference Call Cash Generation • LTM cash flow from operations (CFFO)(1) remained strong with 2Q20 CFFO performance of approximately $72.0 million – Under CARES Act, reclaimed AMT receivable in 2Q20 for approximately $22.9 million $ 0.0 $ 50.0 $ 100.0 $ 150.0 $ 200.0 $ 250.0 $ 300.0 $ 350.0 EBITDA Reclaimed AMT receivable Income tax payments, net Interest expense paid, net of capitalized interest Other changes Cash Flow from Operations $ in millions Last Twelve Months Ended June 30, 2020 $ 282.8 $ 22.9 ($ 3.9) ($ 32.1) $ 281.2 $ 11.5 See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Referred to as “net cash provided by operating activities” in the Condensed Consolidated Statements of Cash Flows.

19 Second Quarter 2020 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $890.0 million(1) • Net Debt of $870.5 million(2) See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. (2) Net Debt is Total Debt of $890.5 million less cash and cash equivalents of $19.5 million. Debt Levels

20 Second Quarter 2020 Earnings Conference Call Capital Structure and Leverage See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics. (1) Total Debt is presented before any reduction for deferred loan fees as required by US GAAP. (2) Reflects an interest rate of approximately 3.25% on the revolving credit facility on June 30, 2020. (3) As of June 30, 2020, and calculated per amended debt agreements. • Weighted average interest rate of ~2.7% at end of 2Q20(2) • 2Q20 leverage ratio of 3.03x(3) • Target leverage ratio of low 2xs

21 Second Quarter 2020 Earnings Conference Call Capital Structure and Leverage (continued) • Announced first Title XI financing transaction on April 30, 2020: – $185.9 million and $177.2 million in gross and net proceeds, respectively – Net proceeds used to reduce outstanding debt – Matures October 2043 – 1.22% fixed cash coupon, payable semi-annually commencing October 2020 – Effective interest rate of approximately 1.60% – Semi-annual principal amortization of approximately $4 million • Announced second Title XI financing transaction on June 25, 2020: – $139.6 million and $132.9 million in gross and net proceeds, respectively – Net proceeds used to reduce outstanding debt – Matures March 2044 – 1.35% fixed cash coupon, payable semi-annually commencing September 2020 – Effective interest rate of approximately 1.73% – Semi-annual principal amortization of approximately $3 million

22 Second Quarter 2020 Earnings Conference Call New Vessel Payments and Percent of Completion Actual and Estimated Vessel Progress Payments(1) FY 2020 ($ in millions) 1Q 2Q Cash Capital Expenditures $ 7.2 $ 5.7 Capitalized Interest 1.9 1.7 Capitalized Vessel Construction Expenditures $ 9.1 $ 7.4 ($ in millions) Cumulative through 06/30/20 Remainder of 2020 Total Two Aloha Class Containerships(2) $ 407.1 $ 1.2 $ 408.3 Two Kanaloa Class Con-Ro Vessels 459.8 60.6 520.4 Total New Vessel Progress Payments $ 866.9 $ 61.8 $ 928.7 Matsonia, July 2020. Percent of Completion: 91%(3) Current Delivery Timing: 4Q 2020 Vessel Construction Expenditures (1) Excludes owner’s items, capitalized interest and other cost items associated with final milestone payments. (2) Remaining progress payments on Aloha Class vessels held in restricted cash on balance sheet. (3) As of July 31, 2020.

23 Second Quarter 2020 Earnings Conference Call Appendix

24 Second Quarter 2020 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”), and Net Debt/EBITDA.